                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Dycom Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [DYCOM LOGO]

                             DYCOM INDUSTRIES, INC.
                         First Union Center, Suite 600
                               4440 PGA Boulevard
                     Palm Beach Gardens, Florida 33410-6542


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on November 24, 1997



TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders (the "Meeting") of Dycom Industries, Inc., a Florida corporation (the "Company"), will be held at the DoubleTree in the Gardens, 4431 PGA Boulevard, Palm Beach Gardens, Florida, on Monday, November 24, 1997, commencing at 11:00 A.M., to consider and take action on the following proposals:

1. The election of two directors to the Board of Directors (the "Board").

2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

The Board has fixed the close of business on Monday, October 6, 1997, as the record date for the determination of the holders of the Company's outstanding common stock, par value $0.33 1/3 per share, entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote per share held as of the record date on all matters to be voted on at the Meeting.

                                   IMPORTANT

Please sign and return the enclosed form of proxy, requested by the Board, as soon as possible, so that your shares may be represented at the Meeting. A majority of the shares entitled to vote at the Meeting must be represented in order to transact business. All shareholders are invited to attend the Meeting in person. If you sign the proxy, you may still vote your shares in person if you attend the Meeting by withdrawing your proxy.



                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Patricia B. Frazier
                                             ----------------------------------
                                             Patricia B. Frazier
                                             Corporate Secretary

October 17, 1997

                             DYCOM INDUSTRIES, INC.
                         First Union Center, Suite 600
                               4440 PGA Boulevard
                     Palm Beach Gardens, Florida 33410-6542

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 1997

INTRODUCTION

         The Annual Meeting of Shareholders (the "Meeting") of Dycom Industries, Inc., a Florida corporation (the "Company" or "Dycom"), will be held on Monday, November 24, 1997, commencing at 11:00 A.M., at the DoubleTree in the Gardens, 4431 PGA Boulevard, Palm Beach Gardens, Florida, for the purpose of electing two directors.

         The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company (the "Board") in connection with the Meeting and any adjournments thereof. This Proxy Statement and the accompanying Proxy Card are first being sent to shareholders on or about October 17, 1997.

         The Board has fixed the close of business on October 6, 1997 as the record date (the "Record Date") for the determination of holders of shares of the Company's outstanding Common Stock, par value $0.33 1/3 per share (the "Common Stock"), entitled to notice of and to vote at the Meeting. As of the Record Date, there were 10,870,252 shares of Common Stock outstanding. The holders of Common Stock outstanding at the close of business on the Record Date will be entitled to one vote for each share so held.

         A form of proxy that is properly signed, dated, and returned to the Company in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, the shares represented by the Proxy will be voted for the election of the listed nominees as directors. A shareholder who has given a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a document revoking it at or prior to the Meeting or by submitting a Proxy bearing a later date.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares as of the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting. If a quorum is present, the election of directors will be by a plurality of the votes cast; that is, the two directors receiving the largest number of votes cast will be elected. With respect to the election of directors, negative votes will be without legal effect. With respect to any other matter voted upon at the Meeting, abstentions will be without legal effect and will be disregarded in tabulating votes.

         The cost of this solicitation will be borne by the Company. Proxies may be solicited by directors, officers, and regular employees of the Company, personally or by mail, telephone, telegram, or otherwise, but no additional compensation will be paid to any person for such solicitation. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such brokers or nominees.

         A copy of the Company's Annual Report to Shareholders, including financial statements for the fiscal years ended July 31, 1997 and 1996, is being mailed to you along with this Proxy Statement but does not constitute a part of the proxy soliciting material.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding each person known to the Company to own beneficially more than five percent of the Common Stock as of September 15, 1997. The Company understands that, except as otherwise noted, each such person has sole voting and investment power with respect to such shares.

NAME AND ADDRESS           NUMBER OF SHARES AND NATURE              PERCENT
                           OF BENEFICIAL OWNERSHIP                 OF CLASS
George H. Tamasi                     1,026,621(1)                    9.4%
235 East Gay Street
West Chester, PA 19380

Thomas J. Polis                      1,026,621(1)                    9.4%
235 East Gay Street
West Chester, PA 19380

Mary Irene Younkin                     881,278(2)                    8.1%
555 Greenlawn Avenue
Columbus, OH 43223

Ronald L. Roseman                      742,546                       6.8%
4708 West Cayuga, Suite D
Tampa, FL 33614

Thomas R. Pledger                      698,027(3)                    6.4%
4440 PGA Boulevard, Suite 600
Palm Beach Gardens, FL 33410


------------------------------
1 Shares were acquired by Messrs. Tamasi and Polis through the exchange of stock at the time of merger, July 29, 1997, of Communications Construction Group, Inc. ("CCG") and the Company. CCG is a wholly-owned subsidiary of the Company. Messrs. Tamasi and Polis remained as President and Chief Executive Officer and Executive Vice President, Secretary, and Treasurer, respectively, of CCG.

2 Includes 565,461 shares from the Estate of Floyd E. Younkin inherited by Mary Irene Younkin, Mr. Younkin's wife, as well as 315,817 shares previously owned by Mrs. Younkin. Mrs. Younkin disclaims any beneficial interest in 161,597 shares owned by her son, Ronald P. Younkin, a director of the Company, and 12,661 shares owned by Ronald P. Younkin's wife and children.

3 Excludes 12,252 shares owned by Thomas R. Pledger, Jr., Mr. Pledger's son, as to which Mr. Pledger disclaims any beneficial interest.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock by each director and nominee, certain executive officers, and by all directors, nominees, and executive officers of the Company as a group as of September 15, 1997. The Company understands that, except as otherwise noted, each such person has sole voting and investment power with respect to such shares.


                             NUMBER OF SHARES AND NATURE         PERCENT
NAME                         OF BENEFICIAL OWNERSHIP            OF CLASS(1)
Ronald L. Roseman                      742,546                    6.8%

Thomas R. Pledger                      698,027(2)                 6.4%

Ronald P. Younkin                      161,597(4,5)               1.5%

Steven E. Nielsen                       23,950(3)                   *

Walter L. Revell                        13,000(3)                   *

Louis W. Adams, Jr                      12,234(3)                   *

Douglas J. Betlach                       7,004(3)                   *

All officers, directors, and
nominees as a group of 9 persons     1,687,403(3)                15.5%

-------------------------
1 Class includes outstanding shares and presently exercisable stock options held by directors and executive officers.

2 Excludes 12,252 shares owned by Thomas R. Pledger, Jr., Mr. Pledger's son, as to which Mr. Pledger disclaims any beneficial interest.

3 Includes shares that may be acquired within 60 days after September 15, 1997 upon exercise of stock options as follows: Mr. Nielsen 18,250 shares; Mr. Revell 12,000 shares; Mr. Adams 12,000 shares; Mr. Betlach 2,375 shares; and all directors and officers as a group 46,125 shares.

4 Mr. Younkin exercised 4,000 shares of an exercisable stock option which was granted to him as a Director of the Company. Mr. Younkin gifted said exercised shares and disclaims any beneficial ownership.

5 Excludes 12,661 shares owned by Mr. Younkin's wife and children, as to which he disclaims any beneficial interest. Mr. Younkin is the son of Mary Irene Younkin.

*        Less than 1%.

                             ELECTION OF DIRECTORS

         The Board is divided into three classes with terms expiring in succeeding years. Two directors are to be elected at the Annual Meeting. Steven
E. Nielsen and Ronald P. Younkin are currently serving terms which expire at the Meeting. The Board has nominated Messrs. Nielsen and Younkin for election to a term of office expiring at the year 2000 Annual Meeting.


         Unless a Proxy Card specifies otherwise, the votes represented by the enclosed Proxy Card will be cast for the election of Messrs. Nielsen and Younkin. In the event that the nominees become unavailable to serve (which is not anticipated), the Proxy Card gives the named proxies the authority to vote for such other person or persons as such proxies may select.



                                                                                                    TERM EXPIRES
   NOMINEE                      PRINCIPAL OCCUPATION FOR PAST FIVE YEARS                             AT ANNUAL
     FOR                             AND DIRECTORSHIPS IN                        DIRECTOR            MEETING
  ELECTION             AGE              PUBLIC COMPANIES                          SINCE              FOR YEAR
Steven E. Nielsen       34      President and Chief Operating                     1996                  2000
                                Officer of the Company since
                                August 26, 1996; Vice President
                                of the Company from February 26,
                                1996 to August 26, 1996; Officer
                                in various Dycom wholly-owned
                                subsidiaries since May 3, 1993

                                Division Manager/Regional Manager
                                of Henkels & McCoy, Inc. from
                                March 4, 1991 to April 14, 1993
                                (gas, power, and telephone
                                utility contractor)


Ronald P. Younkin       55      President of Greenlawn Mobile                     1975                  2000
                                Home Sales, Inc. (sale of mobile
                                homes and operation of mobile
                                home parks)




                                                                                                           TERM EXPIRES
  DIRECTORS WHOSE                        PRINCIPAL OCCUPATION FOR PAST FIVE YEARS                             AT ANNUAL
TERMS CONTINUE BEYOND                          AND DIRECTORSHIPS IN                        DIRECTOR           MEETING
  THE MEETING                AGE                 PUBLIC COMPANIES                            SINCE            FOR YEAR

Walter L. Revell             62          Chairman and Chief Executive                         1993              1998
                                         Officer of H.J. Ross Associates,
                                         Inc. since April 1991 (consulting
                                         engineering, architectural,
                                         and planning)

                                         Director of RISCORP, Inc.
                                         (managed care workers'
                                         compensation)

                                         Director of St. Joe Paper
                                         Company (diversified corpora-
                                         tion in forest products,
                                         transportation, sugar, commu-
                                         nications, and real estate)

                                         Director of Hotelcopy, Inc.
                                         (international fax mail service)

Ronald L. Roseman            60          President of Coastal Electric                        1982              1998
                                         Constructors, Inc. since July
                                         1991 (electrical services)

                                         President and Chief Operating
                                         Officer of Company from
                                         August 1, 1993 through August
                                         26, 1996

Louis W. Adams, Jr.          59          Attorney, Retired                                    1969              1999

Thomas R. Pledger            59          Chairman and Chief Executive                         1981              1999
                                         Officer of the Company since
                                         January 2, 1984; President of the
                                         Company from January 1984
                                         through June 1991






BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS:

         The Board held seven meetings in the fiscal year ended July 31, 1997. Each incumbent director attended more than 75% of the aggregate of the meetings held by the Board and its respective committees on which such director served during the Company's 1997 fiscal year.

         The Company has standing Audit and Compensation, Executive, Finance, and Nominating Committees; the members and functions of which are described below.

         AUDIT AND COMPENSATION COMMITTEE. The members are Messrs. Adams, Revell, and Younkin. The Committee makes recommendations to the Board concerning the appointment of auditors for the Company; meets with the Company's auditors to review the nature and scope of audit work to be performed and the estimated costs of such work; the progress and results of the annual audit of the Company; and other matters related to accounting and auditing, including the adequacy of the Company's internal accounting controls. The Committee has supervision over the internal audit function. The Committee also makes recommendations to the Board concerning the compensation of the officers and employees of the Company and acts as the committee to administer the Company's Incentive Stock Option Plan. The Committee met three times during fiscal 1997.


         EXECUTIVE COMMITTEE. The members are Messrs. Adams, Nielsen, and Pledger. The Committee has authority to review general corporate policy and take action between meetings of the Board on such matters requiring Board approval as are required for the proper and efficient functioning of the Company. The Committee met one time during fiscal 1997.

         FINANCE COMMITTEE. The members are Messrs. Adams, Revell, and Younkin. The function of the Committee is to review financing needs and alternatives available; review the insurance coverages maintained; and monitor the Dycom Industries, Inc. Retirement Savings Plan. The Committee met one time during fiscal 1997.

         NOMINATING COMMITTEE. The members are Messrs. Adams, Pledger, and Younkin. The function of the Committee is to recommend nominees for directors to the Board. The Committee met twice during fiscal 1997.

         The Nominating Committee will consider nominees recommended by shareholders. Shareholders may either request the Nominating Committee to consider a proposed candidate for nomination by the Board or propose a candidate for election directly to the shareholders at a shareholders' meeting where directors are to be elected. In either case, the candidate's name and the information described below should be sent to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (unless the date of the annual meeting is changed by more than 30 days from such anniversary date, in which case the information must be received by the 10th day after notice or disclosure of the meeting date) for forwarding to the Board, in the case of candidates proposed for direct election by the shareholders, or the Nominating Committee. Persons who propose candidates for election directly by the shareholders must be shareholders of record as of the record date for the shareholders' meeting. In addition to the candidate's name, the Secretary should be furnished with the candidate's age, business and residence addresses, and principal occupation or employment; information with respect to the shares of the Company's stock beneficially owned by the candidate and any other person sharing beneficial ownership; any group of which the person is a member or any person acting in concert with the candidate or such group, any affiliates or associates of such persons, and any other shareholders known to be supporting the nomination; a description of any arrangements or understandings between the nominating shareholder or any of the foregoing persons and the candidate or any other person pursuant to which the nomination is proposed; and any other information with respect to any of the foregoing persons that would be required to be disclosed in connection with the solicitation of proxies for the election of the candidate. The preceding is an incomplete summary of certain provisions of the Company's By-Laws. The By-Laws should be consulted sufficiently in advance of any shareholders' meetings to ensure compliance with applicable requirements. Information with respect to candidates for election at next year's annual meeting should be received by the Secretary after August 26, 1998 but before September 25, 1998.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS.

                    MANAGEMENT COMPENSATION AND TRANSACTIONS


COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth all cash compensation paid or accrued by the Company and its subsidiaries for services rendered to the Company and its subsidiaries in all capacities during the fiscal years ended July 31, 1997, 1996, and 1995 to the Company's Chief Executive Officer and two executive officers whose total cash compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE


                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                         ANNUAL COMPENSATION                         AWARDS
 NAME AND                                     ----------------------------------------               STOCK
 PRINCIPAL                  FISCAL                                                                   OPTIONS
 POSITION                    YEAR             SALARY            BONUS           OTHER              # OF SHARES

Thomas R. Pledger            1997            $416,000         $120,000        $101,616 1               -0-
Chairman and CEO             1996            $416,000         $      0        $ 99,895 1               -0-
                             1995            $408,000         $      0        $526,771 1,2             -0-

Steven E. Nielsen            1997            $207,250         $208,000        $  3,751              33,000
President and COO            1996            $160,885         $208,000        $  2,001                 -0-

Douglas J. Betlach           1997            $113,808         $ 25,000        $  1,207               3,500
Vice President and CFO       1996            $108,871         $ 17,000        $  1,518                 -0-
                             1995            $ 99,672         $ 14,000        $  1,003               6,000


-------------------------

1 Includes $97,777 in annual insurance premiums for a life insurance policy owned by Mr. Pledger.

2        Includes $427,500 market value of common stock awarded pursuant to Mr.
         Pledger's employment agreement. Prior to August 1, 1994, a portion of the shares were subject to certain restrictions as to sale or transfer.

                      STOCK OPTION GRANTS IN FISCAL 1997

         The following table shows the options granted to the named executive officers of the Company during fiscal 1997 under the Company's 1991 Incentive Stock Option Plan.


                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                                                                     ASSUMED ANNUAL RATES
                                                                                               OF STOCK PRICE APPRECIATION
                                                 INDIVIDUAL GRANTS                                     FOR OPTION TERM
                               -----------------------------------------------------------    --------------------------------
                                                    % OF
                                                   TOTAL
                                  OPTIONS         OPTIONS         EXERCISE
                                  GRANTED        GRANTED TO        PRICE         EXPIRATION
     NAME                      (# OF SHARES)      EMPLOYEES       ($/SHARE)         DATE            5%              10%


Steven E. Nielsen                 33,000              33%          $13.50          11/26/01      $123,083        $271,982
President and COO

Douglas J. Betlach                 3,500             3.5%          $13.50          11/26/01      $ 13,054        $ 28,847
Vice President and CFO


                STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE



                                                                                                            VALUE OF
                                                                                                           UNEXERCISED
                                                                             OPTIONS                  IN-THE-MONEY OPTIONS
                                                                        AT JULY 31, 1997                AT JULY 31, 1997
                               SHARES ACQUIRED                           ( # OF SHARES)                         $  1
                                 ON EXERCISE            VALUE
   NAME                         (# OF SHARES)         REALIZED     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE

Thomas R. Pledger                   75,000            $559,375           -0-          25,000             -0-        $346,875
Chairman and CEO

Steven E. Nielsen                    2,000            $ 17,387        10,000          45,800        $110,000        $292,012
President and COO

Douglas J. Betlach                   4,250            $ 38,937         1,500           7,250        $ 16,500        $ 64,937
Vice President and CFO


-----------------------

1 The closing market value of the Company's common stock on July 31, 1997, as reported by the New York Stock Exchange, Inc., was $17.75.

         Mr. Pledger serves as Chief Executive Officer of the Company. On July 31, 1994, a five-year employment agreement with Mr. Pledger expired. Although the agreement provided that Mr. Pledger's annual salary during the year ended July 31, 1994 would be $398,000, Mr. Pledger voluntarily agreed to reduce his compensation during fiscal 1994 to $298,000. Pursuant to the employment agreement, Mr. Pledger received 150,000 shares of common stock which were subject to "piggyback" registration rights. The agreement also provided that the Company was obligated to pay Mr. Pledger a retirement benefit of $100,000 for each year of employment he completes under his employment agreement. The Company transferred two life insurance policies with face values of $500,000 and $3,300,000 to Mr. Pledger and pays premiums of $97,777 per year on such policies in satisfaction of this obligation. The Company extended Mr. Pledger's employment agreement through November 30, 1995 on the same terms and conditions as were contained in the original greement. In July 1995, the Company again extended Mr. Pledger's agreement for an additional period of five years, expiring November 30, 2000, on the same terms and conditions as set forth in the original agreement.

         Mr. Nielsen serves as President and Chief Operating Officer of the Company. On March 11, 1997, Mr. Nielsen executed an employment agreement for a term of two (2) years. Pursuant to this agreement, Mr. Nielsen receives a minimum annual base salary of $208,000 and is eligible for an annual bonus as determined to be appropriate by the Board of Directors. In fiscal year ended July 31, 1997, Mr. Nielsen received a $208,000 bonus and was awarded options to purchase 33,000 shares of stock.

Directors who are not employees of the Company receive $1,500 for each directors' meeting attended; $750 for each committee meeting attended in conjunction with a directors' meeting; $1,500 for each committee meeting attended not in conjunction with a directors' meeting; $750 for telephone conference meetings; and an annual retainer of $12,000.


REPORT ON EXECUTIVE COMPENSATION

         The Audit and Compensation Committee ("Committee") of the Board of Directors administers the compensation of the executive officers and other key employees of Dycom and its subsidiaries. During fiscal 1997, the Committee was composed of three directors who were not employed by the Company. The Committee's recommendations are subject to approval by the full Board. The following report is submitted by the Committee regarding compensation paid during fiscal year 1997.

         The compensation program of the Company is designed to allow the Company to attract, motivate, and reasonably reward professional personnel who will effectively manage the assets of the Company and generate value over time for its shareholders. In recent years, the compensation mix has reflected a balance between an annual salary, incentive compensation, and stock options.


         SALARIES. The salary of Mr. Pledger, Chairman and Chief Executive Officer, during fiscal 1997 was fixed by an employment contract with the Company. Said employment contract expires on November 30, 2000.

         The salary of Mr. Nielsen, President and Chief Operating Officer, was fixed by an employment agreement with the Company. Said employment agreement expires on March 11, 1999.

         Salaries for other executive officers were established based on the individual's performance and general market conditions. Salary levels are intended to recognize the challenge of different positions, taking into consideration the type of activity of the position, the responsibility associated with the job, and the relative size of the operation. During fiscal 1997, the Committee determined the compensation of three executive officers. Salaries for these executive officers were increased by 4.2% to 7.5%.

         INCENTIVE COMPENSATION. In addition to paying a base salary, the Company in recent years has provided for incentive compensation as a component of overall compensation. Incentive compensation as a component of overall compensation is tied to overall performance, usually with a heavy emphasis on the profitability of the operation under the control of the individual. In fiscal 1997, the actual incentive compensation pool was established by formula based upon the Company's consolidated financial performance. The fiscal 1997 key financial performance measures were total revenue and income before income taxes ("IBT"). Individual awards from the incentive compensation pool are recommended by senior management for consideration and approval by the Committee.


         STOCK OPTIONS. The Committee at various times awards stock options to certain executive officers of the Company in order to recognize their contribution and to further encourage them to focus on the long-term profitability of the Company. The size of individual stock option grants are related to an individual's performance (as with salaries, mostly on a subjective basis) and the individual's level of responsibility within the organization. The Committee's objective is to further encourage persons receiving options who are directly responsible for the operations of a subsidiary of the Company to think and act in a way to maximize the long-term value of the stock and increase shareholder value. Options are granted pursuant to the Company's Incentive Stock Option Plan. The exercise price of options when granted equals the market price of the stock on the date of grant. Employees' options vest over a four-year period and have a term of five years; Directors' options vest over a three-year period and have a term of five years.

         During fiscal 1997, stock options in the total amount of 100,000 shares were granted.

                                             Ronald P. Younkin, Chairman
                                             Louis W. Adams, Jr.
                                             Walter L. Revell
                                             Audit and Compensation Committee

                            PERFORMANCE PRESENTATION

         Set forth below is a graph which compares the cumulative total returns for Dycom's common stock against the cumulative total return (including reinvestment of dividends) of the Standard & Poors (S&P) 500 Composite Stock Index and respective peer group indices for the last five fiscal years, assuming an investment of $100 in the Company's common stock and each of the respective peer group indices noted on July 31, 1992. For the Dycom Industries, Inc. common stock, a peer group consisting of MasTec has been used. This graph is not intended to predict the Company's forecast of future financial performance.




                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      AMONG DYCOM INDUSTRIES, INC., THE S & P 500 INDEX, AND A PEER GROUP


                                7/92            7/93            7/94          7/95        7/96           7/97
Dycom Industries, Inc.          $100            $ 63            $ 50          $134        $234          $  374
Peer Group                      $100            $ 69            $157          $243        $505          $1,506
S&P 500                         $100            $109            $114          $144        $168          $  256



                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The acquisition of Communications Construction Group, Inc. ("CCG") involves several related party leases. Currently, CCG leases three properties from T & P Enterprises, a Philadelphia Limited Partnership, controlled by George
H. Tamasi and Thomas J. Polis. During fiscal 1997, CCG incurred annual expenses of $163,200 with said leases. In the Company's opinion, these rental rates are considered to be within the prevailing market rates.

                                CERTAIN FILINGS

         During the Company's fiscal year ended July 31, 1997, several of the Company's officers were delinquent in filing a Form 4 with the Securities and Exchange Commission. Mr. Nielsen, Mr. Betlach, Mrs. Richter, and Mrs. Frazier, executive officers, were late in filing one Form 4, which resulted in one transaction not being reported in a timely manner.

                      APPOINTMENT OF INDEPENDENT AUDITORS

         The appointment of auditors is approved annually by the Board. The Board engaged the accounting firm of Deloitte & Touche LLP, Certified Public Accountants, to act as the Company's independent auditors for the fiscal year ended July 31, 1997. It is expected that the Board will appoint Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending July 31, 1998 when the Board meets in November 1997. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting. As representatives, they shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions.


                SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders' proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 1998 Annual Meeting of Shareholders of the Company, tentatively scheduled for November 1998, must be received by the Company prior to June 30, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

         The Company's By-Laws require that shareholders who desire to propose matters for action at shareholders meetings, provide the Company with certain information described in the By-Laws not more than 90 days nor less than 60 days prior to the anniversary date of the preceding year's annual meeting (unless the date of the meeting is changed by more than 30 days from such anniversary date, in which case the information must be received within 10 days after the date of the meeting is publicly disclosed by notice to shareholders or otherwise). Shareholders desiring to propose such matters at next year's annual meeting of shareholders will be required to provide such information after August 26, 1998 and before September 25, 1998. Shareholders should consult the By-Laws (copies of which may be obtained, without charge, by requesting them in writing or by telephone from the Company's Secretary, First Union Center, Suite 600, 4440 PGA Boulevard, Palm Beach Gardens, Florida 33410, Telephone 561-627-7171) sufficiently in advance of the final date to ensure compliance with the By-Laws' requirements.

                                 OTHER BUSINESS

         The Board is not aware of any matters not referred to herein and in the accompanying Notice of Meeting that will be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that the shares represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

         The Company's Annual Report to Shareholders, including financial statements for the fiscal years ended July 31, 1997 and 1996, accompanies this Proxy Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Patricia B. Frazier
                                             -----------------------------------
                                             Patricia B. Frazier
October 17, 1997                             Corporate Secretary

                                                                     Appendix A

                             DYCOM INDUSTRIES, INC.
                         FIRST UNION CENTER, SUITE 600
                               4440 PGA BOULEVARD
                     PALM BEACH GARDENS, FLORIDA 33410-6542

                               PROXY FOR THE 1997
               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 1997

        This proxy is solicited on behalf of the Board of Directors of Dycom Industries,Inc. (the "Company"). The undersigned hereby appoints Thomas R. Pledger and Ronald P. Younkin, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling) to vote all shares of common stock held of record by the undersigned on October 6, 1997 at the 1997 Annual Meeting of Shareholders of Dycom Industries, Inc. scheduled to be held on November 24, 1997, and at any adjournments thereof.

        The shares represented by this proxy will be voted as directed by the Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" the nominees named hereon. The shares will be voted in the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the meeting and any adjournments thereof.


               PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN




1. The election of the nominees for director as set forth in the Proxy Statement accompanying the Notice of Meeting and listed below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

                                                FOR           AGAINST
        Steven E. Nielsen                       [ ]             [ ]
        Ronald P. Younkin                       [ ]             [ ]

2. To vote in their discretion on the transaction of such other business as may properly come before the meeting and any adjournments thereof.

                                        Dated:________________________, 1997

                                        ____________________________________
                                        Signature

                                        ____________________________________
                                        Signature (if held jointly)

                                             Please date and sign as your name
                                        appears on the label affixed hereto, and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If the shares are held jointly, each Shareholder named is required to sign.